                                                                   EXHIBIT 99.1

                     MOVIE STAR, INC., REPORTS FISCAL 2006
                 FOURTH-QUARTER AND FULL-YEAR FINANCIAL RESULTS

New York, New York (August 24, 2006)--MOVIE STAR, INC. (AMEX: MSI), today announced financial results for the fiscal fourth quarter and full year ended
June 30, 2006.

For the fiscal 2006 fourth quarter, net sales increased to $8,195,000 from
$8,054,000 in the same period last year. Gross margin, as a percentage of sales, was 22.8% for the fiscal 2006 fourth quarter compared with 23.5% in the fiscal
2005 fourth quarter. In the current year's fourth quarter, a non-recurring gain of $26,000 was recorded from the last installment of the insurance settlement related to the damage caused by Hurricane Katrina to the Company's Poplarville,
Mississippi distribution center. The Company recorded a net loss of $1,515,000, or $0.10 per share, for the fiscal 2006 fourth quarter, as compared to a net loss of $2,056,000, or a loss of $0.13 per share, for the fourth quarter of fiscal 2005.

Net sales for the fiscal 2006 full year decreased to $51,639,000 from
$58,533,000 in the same period a year ago. For the fiscal 2006 full year, the gross margin increased 3.0 percentage points to 27.3% from 24.3% in the comparable fiscal 2005 period. The Company reported a smaller loss from operations of $995,000 in fiscal 2006, compared to a loss from operations of
$4,795,000 for 2005. Included in the loss from operations for the 2006 full-year period was a non-recurring gain totaling $1,450,000 for the previously mentioned insurance settlement. Fiscal 2005's operating loss included $745,000 in expenses related to the closing of a distribution center, the termination of a consulting agreement and costs associated with personnel changes. The Company recorded a net loss of $1,000,000, or $0.06 per share in fiscal 2006, versus a net loss of
$3,122,000, or a loss of $0.20 per share, for fiscal 2005.

Mel Knigin, President and Chief Executive Officer, stated: "With the challenges of fiscal 2006 over, we are beginning the new quarter and year more optimistic about the Company's business outlook than we have been for some time. The new year is starting with a significantly increased level of open orders. The backlog of open orders was $41,686,000 at June 30, 2006 compared to $28,363,000 at this same time last year. We book our orders upon receipt and believe that the backlog is firm and will be shipped in the current fiscal year.

"We have added a new knit sleepwear line that was introduced at our recent
August market which was well received by our customers. This new product line called Cinema Studio(tm) has broadened our product offerings and has increased the amount of product that our customers may buy from us. At the time of this release, our customers have begun to place orders for shipment in our third quarter, January through March 2007."

MOVIE STAR, INC. produces and sells ladies apparel, including sleepwear, robes, leisurewear and daywear. Current collections include the Cinema Etoile premium line of intimate apparel and the Movie Star line of apparel sold as private label programs.

Certain of the matters set forth in this press release are forward-looking and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are the following: business conditions and growth in the industry; general economic conditions; addition or loss of significant customers; the loss of key personnel; product development;
competition; risks of doing business abroad; foreign government regulations;
fluctuations in foreign rates; rising costs for raw materials and the unavailability of sources of supply; the timing of orders booked; and the risk factors listed from time to time in the Company's SEC reports.

CONTACT:                                               INVESTOR RELATIONS:
Movie Star, Inc.                -or-                   SM Berger & Company, Inc.
Thomas Rende, CFO                                      Stanley Berger
(212) 798-4700                                         (216) 464-6400

                                 [Tables follow]

                                MOVIE STAR, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                   THREE MONTHS ENDED                    FISCAL YEAR ENDED
                                                                         JUNE 30,                             JUNE 30,
                                                                  2006              2005                2006             2005
                                                                --------           -------            --------          -------
                                                                        (UNAUDITED)

Net sales                                                        $ 8,195           $ 8,054             $51,639          $58,533
Cost of sales                                                      6,329             6,158              37,528           44,304
                                                                 -------           -------             -------          -------
   Gross profit                                                    1,866             1,896              14,111           14,229
Selling, general and administrative expenses                       4,130             5,147              16,556           19,024
Insurance recovery                                                   (26)               --              (1,450)              --
                                                                 -------           -------             -------          -------

Loss from operations                                              (2,238)           (3,251)               (995)          (4,795)

Interest expense, net                                                 90                48                 473              281
                                                                 -------           -------             -------          -------
   Loss before income tax benefit                                 (2,328)           (3,299)             (1,468)          (5,076)
Income tax benefit                                                  (813)           (1,243)               (468)          (1,954)
                                                                 -------           -------             -------          -------

   Net loss                                                      $(1,515)          $(2,056)            $(1,000)         $(3,122)
                                                                 =======           =======             =======          =======

BASIC NET LOSS PER SHARE                                           $(.10)            $(.13)              $(.06)           $(.20)
                                                                   =====             =====               =====            =====

DILUTED NET LOSS PER SHARE                                         $(.10)            $(.13)              $(.06)           $(.20)
                                                                   =====             =====               =====            =====

Basic weighted average number of shares outstanding
                                                                  15,739            15,640              15,700           15,625
                                                                  ======            ======              ======           ======
Diluted weighted average number of shares outstanding
                                                                  15,739            15,640              15,700           15,625
                                                                  ======            ======              ======           ======

                                MOVIE STAR, INC.
                           CONSOLIDATED BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT NUMBER OF SHARES)

                                                                                 JUNE 30,                JUNE 30,
                                                                                   2006                   2005
                                                                                ----------             -----------
                                    ASSETS

Current Assets
  Cash                                                                           $   203                $   178
  Receivables, net                                                                 6,074                  5,973
  Inventory                                                                        8,981                 11,730
  Deferred income taxes                                                            1,914                  2,260
  Prepaid expenses and other current assets                                          801                    372
                                                                                 -------                -------
        Total current assets                                                      17,973                 20,513

Property, plant and equipment, net                                                   838                    755
Deferred income taxes                                                              3,296                  2,473
Goodwill                                                                             537                    537
Assets held for sale                                                                 174                    174
Other assets                                                                         403                    455
                                                                                 -------                -------
        Total assets                                                             $23,221                $24,907
                                                                                 =======                =======

                   LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Notes payable                                                                  $ 4,955                $ 4,794
  Accounts payable                                                                 3,273                  3,579
  Accrued expenses and other current liabilities                                     813                  1,467
                                                                                 -------                -------
         Total current liabilities                                                 9,041                  9,840
                                                                                 -------                -------

Deferred lease liability                                                             339                    315
                                                                                 -------                -------

Other long-term liability                                                             59                     75
                                                                                 -------                -------

Shareholders' equity
 Common stock, $.01 par value - authorized 30,000,000 shares; issued
    17,755,000 shares in 2006 and 17,657,000 shares in 2005                          178                    177
 Additional paid-in capital                                                        4,834                  4,747
 Retained earnings                                                                12,361                 13,361
 Accumulated other comprehensive income                                               27                     10
 Treasury stock, at cost - 2,017,000 shares                                       (3,618)                (3,618)
                                                                                 -------                -------
         Total shareholders' equity                                               13,782                 14,677
                                                                                 -------                -------

Total liabilities and shareholders' equity                                       $23,221                $24,907
                                                                                 =======                =======